SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1933

March 4, 2003

Date of Report (date of earliest event reported)

Artisan Components, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-23649	77-0278185

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

141 Caspian Court

Sunnyvale, California 94089

(Address of principal executive offices)

(408) 734-5600

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On March 4, 2003, Artisan Components, Inc. issued a press release announcing its post-acquisition financial guidance for second quarter and fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.  The following exhibits are filed with this report.

Exhibit Number	Description
99.1	Press Release dated March 4, 2003

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 3, 2003

ARTISAN COMPONENTS, INC.

By:	/s/ MARK R. TEMPLETON
Mark R. Templeton President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated March 4, 2003